UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 16, 2013

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Street, Suite 2400 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 16, 2013, TC PipeLines, LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC (the “Underwriters”), that provides for the issuance and sale by the Partnership, and the purchase by the Underwriters, of 7,700,000 common units representing limited partner interests in the Partnership. The Underwriters were also granted an option to purchase an additional 1,155,000 common units on the same terms and conditions. The material terms of the offering of the common units are described in the prospectus supplement, dated May 16, 2013, filed by the Partnership with the Securities and Exchange Commission (the “Commission”).  The offer and sale of the common units are registered with the Commission under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-188628).  The Partnership expects the transaction to close on Wednesday, May 22, 2013, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On May 16, 2013, the Partnership issued a press release announcing that it had priced the offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 16, 2013, among TC PipeLines, LP, TC PipeLines GP, Inc. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release of TC PipeLines, LP, dated May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

By:	/s/ Annie C. Belecki
Annie C. Belecki
Secretary

Dated:  May 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 16, 2013, among TC PipeLines, LP, TC PipeLines GP, Inc. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release of TC PipeLines, LP, dated May 16, 2013.